Derivative Instruments and Hedging Activities (Details) In Thousands, unless otherwise specified	Jun. 30, 2012 USD ($)	Jun. 30, 2012 Norwegian Kroner [member] USD ($)	Jun. 30, 2012 Norwegian Kroner [member] NOK	Jun. 30, 2012 British Pound [Member] USD ($)	Jun. 30, 2012 British Pound [Member] GBP (£)	Jun. 30, 2012 Euro [Member] USD ($)	Jun. 30, 2012 Euro [Member] EUR (€)
Foreign currency forward contracts
Contract Amount in Foreign Currency			499,000		£ 5,290		€ 3,025
Fair Value / Carrying Amount of Asset/(Liability) Hedge	(209)	(209)
Fair Value / Carrying Amount of Asset/(Liability) Non-hedge	(325)	(271)		59		(113)
Average Forward Rate		5.96	5.96	0.64	0.64	0.77	0.77
Expected Maturity Current	58,404	50,908		5,925		1,571
Expected Maturity next fiscal year	$ 37,552	$ 32,848		$ 2,322		$ 2,382